Exhibit 99.1

Kaleyra Announces its Intention to Commence an Exchange Offer for its Outstanding Warrants

PALO ALTO, Calif., USA and MILAN, Italy – December 17, 2019—Kaleyra, Inc. (f/k/a GigCapital, Inc.) (NYSE: KLR, KLR WS) (“Kaleyra”), a rapidly growing cloud communications software provider delivering secure application programming interfaces (APIs) and connectivity solutions in the API/Communications Platform as a Service (CPaaS) market, today announced its intention to commence prior to year-end an exchange offer pursuant to which the company will offer to exchange newly issued shares of Kaleyra common stock for its outstanding warrants. The exact terms, conditions and the date of commencement of the exchange offer will be described in the definitive documentation to be filed with the Securities and Exchange Commission (SEC) and distributed to warrant holders upon commencement of the exchange offer.

Important Additional Information

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of Kaleyra’s warrants. The anticipated exchange offer described in this press release has not yet commenced, and while Kaleyra intends to commence the exchange offer as soon as reasonably practicable upon the filing of definitive documentation with the SEC relating to the exchange offer, and complete the exchange offer, there can be no assurance that Kaleyra will commence or complete the exchange offer on the terms described in this press release, or at all. The exchange offer will be made only through the Schedule TO and registration statement on Form S-4 that will include a prospectus/offer to exchange filed by Kaleyra with the SEC, and the complete terms and conditions of the exchange offer will be set forth therein. The full details of the exchange offer, including complete instructions on how to exchange warrants, will be included in such definitive documentation, which will become available to warrant holders upon commencement of the exchange offer.

About Kaleyra

Kaleyra, Inc. (NYSE American: KLR, KLR WS) is a global group providing mobile communication services for financial institutions and enterprises of all sizes worldwide. Through its proprietary platform, Kaleyra manages multi-channel integrated communication services on a global scale, comprising of messages, push notifications, e-mail, instant messaging, voice services and chatbots. Kaleyra’s technology today makes it possible to safely and securely manage billions of messages monthly with a reach to hundreds of MNOs and over 190 countries. For more information: https://www.kaleyra.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra’s management team and the company’s capital structure, including the timing of the contemplated exchange offer. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of Kaleyra in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that Kaleyra will be able to commence the contemplated exchange offer on the time frame referenced herein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Kaleyra Contacts:

(Media)

Marco Lastrico

Barabino & Partners USA, LLC

+1 212 308 8710

m.lastrico@barabinousa.com

(Investors)

Darrow Associates, Inc.

Alison Ziegler

+1 (201) 220-2678

Jim Fanucchi

+1 (408) 404-5400

ir@kaleyra.com